EQ ADVISORS TRUSTSM

ATM Large Cap Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Wellington Energy Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

SUPPLEMENT DATED NOVEMBER 19, 2025 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a proposed change with respect to the ATM Large Cap Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Wellington Energy Portfolio, Multimanager Aggressive Equity Portfolio, and Multimanager Technology Portfolio (each, a “Portfolio” and together, the “Portfolios”). As discussed below, the proposed change with respect to each Portfolio is subject to shareholder approval.

At a meeting held on November 18-19, 2025, the Trust’s Board of Trustees considered and approved a proposed change in classification from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended, for each of the Portfolios. The proposed change in classification would enable a Portfolio to invest larger percentages of its assets in the securities of a single issuer — potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer — and provide the Portfolio with increased flexibility to implement its applicable investment strategy and respond to future investment opportunities. The proposed change in classification with respect to each Portfolio is subject to approval by the shareholders of that Portfolio. A joint special meeting of the shareholders of the Portfolios is anticipated to be held on or about February 4, 2026, to vote on the proposed change. If a Portfolio’s shareholders approve the change in classification, it is anticipated that the change will become effective with respect to that Portfolio when the Portfolio’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the change.

If EQ/Large Cap Growth Managed Volatility Portfolio’s shareholders approve the change in classification, Equitable Investment Management Group, LLC, the Portfolios’ investment adviser (the “Adviser”), expects to modify the EQ/Large Cap Growth Managed Volatility Portfolio’s principal investment strategy to increase the percentage of assets allocated to the Index Allocated Portion of the Portfolio by 10% (from 50% to 60%) and decrease the percentage of assets allocated to the ETF Allocated Portion of the Portfolio by 10% (from 20% to 10%). If Multimanager Technology Portfolio’s shareholders approve the change in classification, the Adviser expects to modify the Multimanager Technology Portfolio’s principal investment strategy to increase the percentage of assets allocated to the Index Allocated Portion of the Portfolio by 10% (from 20% to 30%) and decrease the percentage of assets allocated to the ETF Allocated Portion of the Portfolio by 10% (from 30% to 20%).

Additional information regarding the proposed change in classification will be sent to shareholders of each Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.